141 SA-1 04/11

SUPPLEMENT DATED APRIL 19, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2011

OF

FRANKLIN INDIA GROWTH FUND

(Franklin Templeton International Trust)

Effective May 1, 2011, the Statement of Additional Information is amended as follows:

The management fee breakpoint schedule under the “Management and Other Services – Management Fees" section on page 27 is revised as follows:

Management fees  The Fund pays the investment manager (directly and/or indirectly through the Portfolio) a fee equal to an annual rate of:

1.10% up to and including $1 billion;

1.05% over $1 billion, up to and including $5 billion;

1.00% over $5 billion, up to and including $10 billion;

0.95% over $10 billion, up to and including $15 billion;

0.90% over $15 billion, up to and including $20 billion; and

0.85% over $20 billion.

Please keep this supplement for future reference.